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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 31, 1998
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                            LCI INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State of other jurisdiction of incorporation)


         0-21602                                     13-3498232
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 (Commission File Number)                (I.R.S. Employer Identification No.)


            8180 Greensboro Drive, Suite 800, Mclean, Virginia 22102
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             (Address of registrant's principal executive offices)


                                 (703) 442-0220
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

On December 22, 1997, LCI International, Inc. (LCI) acquired USLD
Communications Corp. (USLD), in a merger transaction that was accounted for as a pooling of interests. A Current Report on Form 8-K disclosing the acquisition was filed with the Securities and Exchange Commission on September 23, 1997.

To satisfy the provisions of the Securities and Exchange Commission Accounting Series Release No. 135, this form is being filed to publish financial results covering at least 30 days of post merger combined operations. LCI recorded combined revenues of $150 million and combined net income of $9.7 million for the month ended January 31, 1998.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       LCI INTERNATIONAL, INC.

DATE:  February 27, 1998               BY: /s/ Joseph A. Lawrence
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                                                 Joseph A. Lawrence


                                           Executive Vice President and
                                           Chief Financial Officer